UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2017

Walter Investment Management Corp.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

Restructuring Support Agreements

On October 20, 2017, Walter Investment Management Corp. (the “Company”) entered into (i) an Amended and Restated Restructuring Support Agreement (as amended, the “Term Loan RSA”) with lenders (collectively, the “Consenting Term Lenders”) holding, as of October 20, 2017, more than 48% of the loans and commitments outstanding (the “Term Loans”) under that certain Amended and Restated Credit Agreement, dated as of December 19, 2013, by and among the Company, as the borrower, Credit Suisse AG, as administrative agent, and the lenders party thereto (the “Credit Agreement”), that are subject to the existing Restructuring Support Agreement, dated as of July 31, 2017 (as amended), and (ii) a Restructuring Support Agreement (the “Senior Noteholder RSA”, and together with the Term Loan RSA, the “RSAs”) with senior unsecured noteholders (the “Consenting Senior Noteholders”, and together with the Consenting Term Lenders, the “Consenting Creditors”) holding, as of October 20, 2017, more than 50% of the 7.875% senior unsecured notes (the “Senior Notes”) outstanding due 2021 under that certain Indenture, dated as of December 17, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among the Company, the guarantors party thereto, and Wilmington Savings Fund Society, FSB, a national banking association as successor trustee. The RSAs will become effective once holders of more than 66 2/3% in the aggregate of Senior Notes and Terms Loans become party to the applicable RSA (the “Support Effective Date”). The parties may terminate the RSAs if the Support Effective Date does not occur on or before October 25, 2017. Capitalized terms used herein but not defined shall have the meaning set forth in the RSAs or the Term Sheet (defined below), as applicable.

As set forth in each RSA (including in the Prepackaged Plan Restructuring Term Sheet attached to each RSA (the “Term Sheet”)), the Consenting Creditors and the Company have agreed to the principal terms of a financial restructuring (the “Restructuring”) of the Company, which will be implemented through a prepackaged plan of reorganization (the “Prepackaged Plan”) under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) and will restructure the indebtedness comprising the Company’s Term Loan Claims, Senior Notes Claims and Convertible Notes Claims, as well as the Company’s Existing Equity Interests. Pursuant to the Prepackaged Plan, it is intended that only the Company will file for reorganization under the Bankruptcy Code. The Company’s operating entities, including Ditech Financial LLC and Reverse Mortgage Solutions, Inc., are expected to remain out of chapter 11 and continue their operations in the ordinary course through the consummation of the Restructuring, which is expected to occur not later than January 31, 2017.

The RSAs obligate the Company and the Consenting Creditors to, among other things, use commercially reasonable efforts to support and not interfere with consummation of the Restructuring, and as to the Consenting Creditors, vote to accept the Prepackaged Plan subject to the receipt of solicitation materials in accordance with section 1125(g) and 1126 of the Bankruptcy Code. The RSAs may be terminated upon the occurrence of certain events, including, among other requirements, the failure to meet specified milestones relating to the filing, confirmation and consummation of the Prepackaged Plan, the occurrence of a Material Adverse Effect and in the event of certain breaches by the parties under the RSAs. Pursuant to the RSAs, the Company is required to commence solicitation on the Prepackaged Plan by November 6, 2017 and commence the Chapter 11 Case on or before November 30, 2017. Although the Company intends to pursue the Restructuring in accordance with the terms set forth in the RSAs and the Term Sheet, there can be no assurance that the Company will be successful in completing a restructuring or any other similar transaction on the terms set forth in the RSAs and the Term Sheet, on different terms, or at all.

Proposed Prepackaged Chapter 11 Plan of Reorganization

As described in the RSAs and in the Term Sheet, under the contemplated Prepackaged Plan, which will be subject to approval of the Bankruptcy Court, it is anticipated that, among other things, on the effective date of the Prepackaged Plan (the “Effective Date”):

•	The Company will be a guarantor of certain new warehouse refinancing agreements to be entered into by Ditech Financial LLC and Reverse Mortgage Solutions Inc., as borrowers, to provide for the refinancing of existing warehouse lines of Ditech Financial LLC and Reverse Mortgage Solutions Inc., on material terms and conditions acceptable to the Requisite Creditors.

•	Holders of Term Loan Claims will become bound by the Amended and Restated Credit Facility Agreement and receive, in full and final satisfaction of their Allowed Term Loan Claims on the Effective Date, their pro rata share of (i) term loans under the Amended and Restated Credit Facility Agreement (such term loans to be in an aggregate principal amount equal to the term loans then outstanding under the Credit Agreement as of the Effective Date), and (ii) any accrued and unpaid interest under the Credit Agreement as of the Effective Date.

•	Each holder of a Revolving Loan Claim will receive (i) payment in full of its Claim and termination of all letters of credit issued under the Revolving Loan Facility (which will be refinanced), (ii) its pro rata share of an amended and restated revolving loan facility (if each Revolving Lender consents to enter into such facility), or (iii) other consideration satisfactory to such holder.

•	Each holder of a Senior Notes Claim will receive its pro rata share of (a) New Second Lien Notes (described below), (b) Mandatorily Convertible Preferred Stock (described below), and (c) if the Class of Convertible Notes Claims does not vote to accept the Prepacked Plan, 100% of the New Common Stock issued, subject to dilution by shares of New Common Stock issuable on conversion of the Mandatorily Convertible Preferred Stock and shares of New Common Stock issued or issuable pursuant to the Management Incentive Plan and shares of New Common Stock issued after the Effective Date. The Senior Notes will be cancelled without further action by or order of the Bankruptcy Court.

•	The Company will issue to holders of Senior Notes Claims:

•	$250 million aggregate principal amount of secured second lien notes having the terms described on Exhibit 2 to the Term Sheet; and

•	$100 million face amount of Mandatorily Convertible Preferred Stock having the terms described on Exhibit 3 to the Term Sheet, convertible into 73% of the total number of issued and outstanding shares of New Common Stock as of the Effective Date subject to dilution by shares of New Common Stock issued or issuable pursuant to the Management Incentive Plan and by shares of New Common Stock issued after the Effective Date, including shares of New Common Stock issuable pursuant to the Warrants (if issued).

•	Solely to the extent that the Class of Convertible Notes Claims votes to accept the Prepackaged Plan:

•	Each holder of a Convertible Notes Claim will receive its pro rata share of (i) New Common Stock representing, in the aggregate, 50% of the New Common Stock issued, subject to dilution by shares of New Common Stock issuable upon conversion of the Mandatorily Convertible Preferred Stock, shares of New Common Stock issued or issuable pursuant to the Management Incentive Plan and shares of New Common Stock issued after the Effective Date, including pursuant to the Warrants, and (ii) 50% of the Warrants. The Convertible Notes will be cancelled without further action by or order of the Bankruptcy Court;

•	Each holder of an Existing Equity Interest will receive its pro rata share of (i) New Common Stock representing, in the aggregate, 50% of the New Common Stock issued, subject to dilution by shares of New Common Stock issuable upon conversion of the Mandatorily Convertible Preferred Stock, shares of New Common Stock issued or issuable pursuant to the Management Incentive Plan and shares of New Common Stock issued after the Effective Date, including pursuant to the Warrants, and (ii) 50% of the Warrants. All Interests will be cancelled without further action by or order of the Bankruptcy Court; and

•	The Company will issue to the holders of Convertible Notes Claims and Existing Equity Interests, 10 year warrants in two (2) separate tranches, on the terms described on Exhibit 4 to the Term Sheet.

•	If the Class of Convertible Notes Claims does not vote to accept the Prepackaged Plan, then holders of Convertible Notes Claims and holders of Existing Equity Interests will not receive or retain any property under the Prepackaged Plan on account of such Claims or Interests.

•	Unless a holder of a General Unsecured Claim agrees to different treatment, (i) the Company or Reorganized Company, as applicable, will continue to pay or treat such General Unsecured Claim in the ordinary course of business or (ii) such holder will receive such other treatment so as to render such General Unsecured Claim Unimpaired, in each case subject to all defenses or disputes the Company may assert as to the validity or amount of such Claims.

•	All priority tax claims, other priority claims, and other secured claims, other than those claims otherwise referenced herein, will be unimpaired under the Prepackaged Plan and/or paid in full in the ordinary course of business.

•	The board of directors of the Reorganized Company will consist of nine (9) members, with six (6) directors nominated by holders of the Mandatorily Convertible Preferred Stock, and three (3) directors nominated by the Company (on behalf of the holders of New Common Stock).

•	The Reorganized Company will enter into a post-Restructuring Management Incentive Plan, under which 10% of the New Common Stock (after taking into account the shares to be issued under the Management Incentive Plan) will be reserved for issuance as awards under the Management Incentive Plan.

•	The Prepackaged Plan will include releases for the Company and the Consenting Creditors. In addition, the Prepackaged Plan will provide for releases of the Company’s subsidiaries with respect to their guarantees under the Credit Agreement and the Indenture, without the need for the Company’s subsidiary guarantors to file for chapter 11.

The foregoing description of the Term Loan RSA, Senior Notes RSA and the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the full text of each RSAs, a copy of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Any new securities to be issued pursuant to the Restructuring have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor is this Current Report on Form 8-K a solicitation of consents to or votes to accept any chapter 11 plan. Any solicitation or offer will only be made pursuant to a disclosure statement and only to such persons and in such jurisdictions as is permitted under applicable law.

Item 7.01	Regulation FD Disclosure.

On October 20, 2017, the Company issued a press release announcing the signing of the RSAs. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

Certain statements in this Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to the potential transactions contemplated by the RSAs, descriptions of management’s strategy, plans, objectives, expectations, or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any proposed transactions the Company considers. Risks and uncertainties relating to the proposed Restructuring include: the ability of the Company to comply with the terms of the RSAs, including completing various stages of the

Restructuring within the dates specified by the RSAs; the ability of the Company to obtain requisite support for the Restructuring from various stakeholders; the ability of the Company to maintain the listing of its common stock on the New York Stock Exchange; the ability of the Company to successfully execute the transactions contemplated by the RSAs without substantial disruption to the business of, or a Chapter 11 bankruptcy filing by, one or more of its primary operating or other subsidiaries; and the effects of disruption from the proposed Restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Restructuring Support Agreement, dated as of October 20, 2017, by and among Walter Investment Management Corp. and the Consenting Term Lenders

10.2	Restructuring Support Agreement, dated as of October 20, 2017, by and among Walter Investment Management Corp. and the Consenting Senior Noteholders.

99.1	Press Release dated October 20, 2017.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Restructuring Support Agreement, dated as of October 20, 2017, by and among Walter Investment Management Corp. and the Consenting Term Lenders

10.2	Restructuring Support Agreement, dated as of October 20, 2017, by and among Walter Investment Management Corp. and the Consenting Senior Noteholders.

99.1	Press Release dated October 20, 2017.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: October 20, 2017	By:	/s/ John J. Haas
	Name:	John J. Haas
	Title:	General Counsel, Chief Legal Officer and Secretary